UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2019

Nexstar Media Group, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-50478	23-3083125
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

545 E. John Carpenter Freeway, Suite 700

Irving, Texas 75062

(Address of Principal Executive Offices, including Zip Code)

(972) 373-8800

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	NXST	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure.

Proposed Notes Offering

On November 12, 2019, Nexstar Media Group, Inc. (the “Company”) announced that its wholly owned subsidiary, Nexstar Broadcasting, Inc. (the “Issuer”), intends to offer, subject to market and other customary conditions, up to $665,000,000 in aggregate principal amount of additional 5.625% senior notes due 2027 (the “notes”) in a private offering (the “notes offering”). The notes are being offered as additional notes under the Indenture, dated as of July 3, 2019 (as amended and supplemented from time to time, the “Indenture”), pursuant to which the Issuer previously issued $1,120,000,000 aggregate principal amount of 5.625% senior notes due 2027 (the “existing notes”). The notes will be treated as a single series with the existing notes under the Indenture and will have substantially the same terms as the existing notes. The notes will be the Issuer’s senior unsecured obligations and will be guaranteed by the Company, Mission Broadcasting, Inc. (“Mission”) and certain of the Issuer’s and Mission’s existing and future restricted subsidiaries (collectively with the Company and Mission, the “guarantors”) on a senior unsecured basis.

The Company intends to use the net proceeds from the proposed notes offering, together with cash on hand, to redeem the Issuer’s 6.125% senior notes due 2022 and 5.875% senior notes due 2022 and to pay related premiums, fees and expenses.

The notes are being offered only to persons reasonably believed to be qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), or, outside the United States, to persons other than “U.S. persons” in compliance with Regulation S under the Securities Act. This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy the notes. Any offers of the notes will be made only by means of a private offering memorandum. The notes have not been and will not be registered under the Securities Act, or the securities laws of any other jurisdiction, and may not be offered or sold in the United States without registration or an applicable exemption from registration requirements.

The press release relating to the notes offering is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Financial Information

In connection with the notes offering, the Company provided potential investors with summary unaudited pro forma condensed combined financial information for the year ended December 31, 2018, for the nine months ended September 30, 2019 and for the twelve-month period ended September 30, 2019. The unaudited pro forma condensed combined financial information is derived from the audited and unaudited historical financial statements of the Company and its consolidated subsidiaries (collectively, “Nexstar”) and Tribune Media Company (“Tribune”), adjusted to give effect to the consummation of the previously disclosed acquisition of Tribune, including the estimated impact of the divestiture of certain Nexstar and Tribune stations and the borrowings to fund the net cash requirements and refinance certain existing debt of Tribune (collectively, the “Tribune Transactions”). The unaudited pro forma condensed combined financial information has been prepared as though the Tribune Transactions occurred as of January 1, 2018. The pro forma adjustments have been made solely for informational purposes. As a result, the pro forma condensed combined information is not intended to represent and does not purport to be indicative of what the combined company financial condition or results of operations would have been had the Tribune Transactions occurred at an earlier date. In addition, the pro forma condensed combined financial information does not purport to project the future financial condition and results of operations of the Company. The actual results of the Company may differ significantly from those reflected in the pro forma condensed combined financial information. The summary unaudited pro forma condensed combined financial information for the year ended December 31, 2018, for the nine months ended September 30, 2019 and for the twelve-month period ended September 30, 2019 are attached hereto as Exhibit 99.2 and are incorporated herein by reference.

The pro forma condensed combined financial information included in Exhibit 99.2 to this Current Report on Form 8-K is not intended to comply with the requirements of Regulation S-X under the Securities Act and the rules and regulations of the Securities and Exchange Commission (the “SEC”) promulgated thereunder. We cannot assure you that had such financial information been compliant with Regulation S-X under the Securities Act and the rules and regulations of the SEC promulgated thereunder there would not be differences and such differences could be material.

The pro forma condensed combined financial information in Exhibit 99.2 includes certain supplemental financial measures of the Company’s performance that are not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”), including Broadcast cash flow, Adjusted EBITDA and Covenant EBITDA, that either exclude or include amounts that are not excluded or included in the most directly comparable measures calculated and presented in accordance with GAAP. Reconciliations of such non-GAAP financial measures to the comparable measures calculated and presented in accordance with GAAP are contained in the reconciliation table included in Exhibits 99.2. Such non-GAAP financial information should not be considered in isolation from, or as a substitute for analysis of, the financial information of the Company under GAAP.

The information furnished pursuant to this Item 7.01, including Exhibits 99.1 and 99.2, shall not be deemed to be “filed” for purposes of Section 18 of, or otherwise regarded as filed under, the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference into any filing under the Securities Act or in the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release of Nexstar Media Group, Inc. dated November 12, 2019 relating to the launch of the offering of Nexstar Broadcasting, Inc.’s additional 5.625% Senior Notes due 2027.

99.2

Summary unaudited pro forma condensed combined financial information for the year ended December 31, 2018, for the nine months ended September 30, 2019 and for the twelve-month period ended September 30, 2019.

104	Cover Page Interactive File (the cover page tags are embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 12, 2019	NEXSTAR MEDIA GROUP, INC.

	By:	/s/ Thomas E. Carter
Thomas E. Carter
Chief Financial Officer
(Principal Financial Officer)

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